Supplement to Prospectus dated May 1, 2002
                                                                 ATC Funds, Inc.
                                                              File No. 811-08617


                            Supplement to Prospectus
                                       for
                              The ATC Aquarion Fund
                            (formerly The Water Fund)
                              The ATC Atheneum Fund
                          (formerly The Education Fund)

                                October 31, 2002

As of October 24, 2002, The ATC Aquarion Fund (formerly, the Water Fund) and The ATC Atheneum Fund (formerly, the Education Fund), each a separate investment portfolio of ATC Funds, Inc., were closed to new investors.

The Company's Board of Directors, at a meeting held on October 29, 2002, approved a proposal to liquidate the funds and to dissolve the Company, and a related Plan of Liquidation. While implementation of the Plan is subject to the approval of the Funds' shareholders, directors and officers of the Company and individuals associated with its investment adviser, Avalon Trust Company, own, either beneficially or of record, more than 96% and 99% of the issued and outstanding stock of The ATC Aquarion Fund and The ATC Atheneum Fund, respectively. Consequently, the Company's Board of Directors and the Company believe that the Plan will be approved at a Special Meeting of the Company's shareholders prior to November 30, 2002.

It is important to note that the Liquidation Plan will not affect a shareholder's right to redeem Fund shares prior to the date on which the Liquidation Plan is formally approved. Shareholders may redeem shares of either of the Funds in accordance with the redemption procedures set forth in the Company's prospectus without waiting for the Funds to take any action respecting its liquidation. Shareholders may contact the Funds' Transfer Agent at 1-866-375-7008 for further information about redemption procedures.

The Funds will continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on net gain, if any, realized from the sale of its assets.

Shareholders who do not redeem their shares prior to the anticipated liquidation will, upon liquidation, receive a liquidating distribution in cancellation and redemption of their shares. Recipients of the liquidating distribution will be treated as having sold those shares for the amount of such distribution and, accordingly, may recognize a gain or loss for tax purposes. If your shares are held in an IRA account, such a distribution may have adverse tax consequences unless it is reinvested by the custodian of your IRA account or rolled over into another IRA account within 60 days of receipt. SHAREHOLDERS WHO HOLD THEIR SHARES IN IRA ACCOUNTS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS.




                                      Supplement to Prospectus dated May 1, 2002
                   The Fund is distributed by Unified Financial Securities, Inc.